BLACKROCK FUNDSSM
BlackRock Multi-Manager Alternative Strategies Fund
(the “Fund”)

     Supplement dated November 24, 2015 to the Summary Prospectus of the Fund, dated July 29, 2015, and the Prospectus and Statement of Additional Information of the Fund, each dated December 29, 2014 (as amended July 29, 2015)

Pursuant to action taken by the Board of Trustees of BlackRock FundsSM, Pine River Capital Management L.P. (“Pine River”) and Marathon Asset Management, LP (“Marathon”) each has been approved as a sub-adviser to the Fund. BlackRock Advisors, LLC (“BlackRock”), the Fund’s investment manager, expects that, effective on or about November 30, 2015, a portion of the Fund’s assets will be allocated to Pine River and on or about January 4, 2016, a portion of the Fund’s assets will be allocated to Marathon. Each of Pine River and Marathon intends to employ a fundamental long/short strategy as its principal investment strategy.

BlackRock has determined to terminate the sub-advisory agreement between BlackRock and Achievement Asset Management LLC (“Achievement”). As a result, pursuant to the terms of such agreement, it will be terminated effective November 23, 2015. Achievement is currently one of the Fund’s sub-advisers that employs a relative value strategy as its principal strategy. The Fund’s assets managed by Achievement will be re-allocated by BlackRock to the Fund’s other unaffiliated sub-advisers and to mutual funds affiliated with BlackRock.

Effective November 30, 2015, the following changes are made to the Fund’s Summary Prospectus and Prospectus, as applicable:

The tables in the sections entitled “Principal Investment Strategies of the Fund” or “Fund Overview —Principal Investment Strategies of the Fund”, as applicable, and “Details About the Fund — How the Fund Invests — Principal Investment Strategies” are hereby amended to add the following:

Fundamental Long/Short	Pine River Capital Management L.P.

The second paragraph of the section entitled “Investment Manager” or “Fund Overview — Investment Manager”, as applicable, is hereby deleted in its entirety and replaced with the following:

The Fund’s Sub-Advisers are Benefit Street Partners, LLC, Ionic Capital Management LLC, LibreMax Capital, LLC, Pine River Capital Management L.P. and QMS Capital Management LP.

The section entitled “Management of the Fund — BlackRock and the Sub-Advisers — Sub-Advisers” is hereby amended to add the following:

Pine River Capital Management L.P. (“Pine River”), 601 Carlson Parkway, Minnetonka, Minnesota 55305 serves as a sub-adviser to the Fund. Pine River was founded in 2002 and will focus on managing assets for the Fund utilizing a fundamental long/short strategy. Total assets under management by Pine River were approximately $15.5 billion as of December 31, 2014.

The section entitled “For More Information — Fund and Service Providers — Sub-Advisers” is hereby amended to add the following:

Pine River Capital Management L.P.
601 Carlson Parkway
Minnetonka, Minnesota 55305

Effective November 30, 2015, the following change is made to the Fund’s Statement of Additional Information:

The section entitled “Management, Advisory and Other Service Arrangements — Sub-Advisers” is hereby amended to add the following:

Pine River Capital Management L.P., 601 Carlson Parkway, Minnetonka, Minnesota 55305 serves as a Sub-Adviser to the Fund.

In connection with the termination of the sub-advisory agreement between BlackRock and Achievement, effective November 23, 2015, all references in the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information to Achievement are hereby deleted in their entirety.

Shareholders should retain this Supplement for future reference.

ALLPRS-MMAS-1115SUP